SCHEDULE 14C
Information Required in Proxy Statement
Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:
          /X/     Preliminary Information Statement
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Royal Equine Alliance Corporation
(Name of Company As Specified In Charter)

Not Applicable
(Name of Person(s) Filing the Information Statement if other than Company)

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          1)     Title of each class of securities to which transaction applies:
                    Common Stock, par value $0.001 per share

          2)     Aggregate number of securities to which transaction applies:
                    ________________________________________

          3)     Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

                    ________________________________________

          4)     Proposed maximum aggregate value of transaction:

                    ________________________________________

/__/  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Royal Equine Alliance Corporation
269 South Beverly Drive, Suite 1222
Beverly Hills, California 90212
(310) 882-6830

INFORMATION STATEMENT
PURSUANT TO SECTION 14 OF THE SECURITIES EXCHANGE ACT OF 1934,
AS AMENDED, AND REGULATION 14C AND SCHEDULE 14C THEREUNDER

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY

INTRODUCTION

This notice and information statement (the "Information Statement") will be mailed on or about October 6, 2009 to the stockholders of record, as of October 5, 2009, of Royal Equine Alliance Corporation, a Nevada corporation (the "Company") pursuant to: Section 14(c) of the Exchange Act of 1934, as amended. This Information Statement is circulated to advise the shareholders of action already approved and taken without a meeting by written consent of a shareholder who holds a majority of the voting power of our capital stock (specifically our sole director,Demitro Marianovich). Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the proposals will not be effective until 20 days after the date this Information Statement is mailed to the shareholders. Therefore, this Information Statement is being sent to you for informational purposes only.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

The actions to be effective twenty days after the mailing of this Information Statement are as follows:

(1)

Ratify the name change from Royal Equine Alliance Corporation to Gold Holdings Corp. to be effective as of the filing of an amendment to the Company's Articles of Incorporation with the Nevada Secretary of State.

          Attached hereto for your review is an Information Statement relating to the above-described actions. Please read this notice carefully. It describes the essential terms of the ratification of the name change. Additional information about the Company is contained in its periodic reports filed on periodic and current reports filed with the United States Securities and Exchange Commission (the "Commission"). These reports, their accompanying exhibits and other documents filed with the Commission may be inspected without charge at the Public Reference Section of the Commission at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Copies of such material may also be obtained from the Commission at prescribed rates. The Commission also maintains a Web site that contains reports, proxy and information statements and other information regarding public companies that file reports with the Commission. Copies of these reports may be obtained from the Commission's EDGAR archives at http://www.sec.gov/index.htm.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS' MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

September 25, 2009	By Order of the Board of Directors

/S/ Demitro Marianovich
Demitro Marianovich
CHIEF EXECUTIVE OFFICER AND DIRECTOR

INFORMATION STATEMENT
PURSUANT TO SECTION 14 OF THE SECURITIES EXCHANGE ACT OF 1934
AND REGULATION 14C AND SCHEDULE 14C THEREUNDER

TO OUR STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that the following action was taken pursuant to a Written Consent of the Majority Stockholder of the Company (specifically our sole director, Demitro Marianovich):

Ratify the name change from Royal Equine Alliance Corporation to Gold Holdings Corp., Inc. to be effective as of the filing of an amendment to the Company's Articles of Incorporation with the Nevada Secretary of State.

The Board of Directors has fixed the close of business on October 5, 2009, as the Record Date for determining the Stockholders entitled to Notice of the foregoing.

The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS' MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

Shareholders of record at the close of business October 5, 2009, the Record Date, are entitled to notice of the action to be effective on or about July 11, 2009. Each share of our common stock entitles its holder to one vote on each matter submitted to the shareholders. However, because the shareholder holding at least a majority of the voting rights of all outstanding shares of capital stock as of the Record Date have voted in favor of the foregoing actions by resolution (specifically our sole director,Demitro Marianovich): and having sufficient voting power to approve such proposals through their ownership of the capital stock, no other consents will be solicited in connection with this Information Statement.

Only one Information Statement shall be delivered to multiple security holders sharing an address, unless contrary instructions have been received by the Company from one or more security holders. The Company will deliver, promptly upon written or oral request, a separate copy of the Information Statement, to a security holder at a shared address to which a single copy was delivered and will provide instructions to any such security holder how they can notify the Company of their wish to receive a separate copy.

The elimination of the need for a meeting of stockholders to approve this action is made possible by Nevada Revised Statutes which provides that the written consent of the holders of outstanding shares of voting capital stock, having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for such a meeting. In order to eliminate the costs involved in holding a special meeting of our stockholders, our Board of Directors voted to utilize the written consent of the holders of a majority in interest of our voting securities. This Information Statement is circulated to advise the shareholders of action already approved by written consent of the shareholder who collectively holds a majority of the voting power of our capital stock (specifically our sole director, Demitro Marianovich).

THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 PROVIDES A "SAFE HARBOR" FOR FORWARD LOOKING STATEMENTS. This Information Statement contains statements that are not historical facts. These statements are called "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements involve important known and unknown risks, uncertainties and other factors and can be identified by phrases using "estimate," "anticipate," "believe," "project," "expect," "intend," "predict," "potential," "future," "may," "should" and similar expressions or words. Our future results, performance or achievements may differ materially from the results, performance or achievements discussed in the forward-looking statements. There are numerous factors that could cause actual results to differ materially from the results discussed in forward-looking statements, including:

• Changes in relationships and market for the Plastic2Oil product which may have a negative impact on our earnings and financial position.
• Considerable political and economic uncertainties resulting from these events.
• Factors that we have discussed in previous public reports and other documents filed with the Securities and Exchange Commission.

This list provides examples of factors that could affect the results described by forward-looking statements contained in this Information Statement. However, this list is not intended to be exhaustive; many other factors could impact our business and it is impossible to predict with any accuracy which factors could result in which negative impacts. Although we believe that the forward-looking statements contained in this Information Statement are reasonable, we cannot provide you with any guarantee that the anticipated results will be achieved. All forward-looking statements in this Information Statement are expressly qualified in their entirety by the cautionary statements contained in this section and you are cautioned not to place undue reliance on the forward-looking statements contained in this Information Statement. In addition to the risks listed above, other risks may arise in the future, and we disclaim any obligation to update information contained in any forward-looking statement.

CURRENT INFORMATION REGARDING THE COMPANY

The following is a description of the prior operations of the Company:

Royal Equine Alliance Corporation was incorporated in the State of Nevada on January 10, 2006. Royal Equine Alliance Corporation is a startup and has not yet realized any revenues. Our efforts, to date, have focused primarily on the development and implementation of our business plan. No development-related expenses have been or will be paid to affiliates of Royal Equine Alliance Corporation.

Royal Equine Alliance Corporation had the initial principal business objective of eventually acquiring horse racing training properties and in the short term building an income stream from horse racing operations including race horse boarding, training and racing facilities, as well as revenue generation through the direct and indirect ownership of racing horses.

The Company intended to create a "mini-warehouse" that will be filled with stalls for boarding horses and each stall is intended to generate rental income. In addition, , we may have the ability to generate revenues from numerous other sources - for example, horse transportation service, providing training/management, trailer sales, etc.

We currently do not own or lease any of the facilities that we intend to make use of for purposes of implementing the plans disclosed in this plan. We have not, to date, made any definitive relations with trainers and/or race horse owners who are interested in contracting with us for use of the mini-warehouse facility referenced.

REAC's initial planned facility is projected to have between 50 and 200 total horses. REAC intends to provide stall space for a fee. The individual horse owners are responsible for other animal costs and they pay for all of the costs associated with horse ownership (food, vet, insurance, farrier, training, transportation etc.).

The following is a description of the current operations of the Company:

The management of the Company has determined that the prior business plan of the Company was not feasible under the current economic circumstances. Accordingly, they have adjusted the business plan to focus on the acquisition and development of projects with substantial gold resources. Management believes the new name, Gold Holdings, will reflect the new business. The business plan intends to measure its performance by increasing its gold resources per common share and will take a long-term approach on the ownership of gold bearing properties. Our Management team believes that over time ownership of major gold deposits in geopolitically stable environments will produce a superior rate of return.

Number of total employees and number of full time employees

Royal Equine Alliance Corporation is currently in the development stage. During the development stage, we plan to rely exclusively on the services of our officers and director to set up our business operations.

Regulatory Mandates

Royal Equine Alliance Corporation is not aware of any existing or probable government regulations that would have a material effect on our business.

Administrative Offices

Royal Equine's administrative office is located at 269 South Beverly Drive, Suite 1222, Beverly Hills, California 90212.

Reports to Security Holders

The public may read and copy any materials filed by us with the SEC at the SEC's Public Reference Room at 100 F Street, N.E., Room 1580, Washington, D.C. The public may obtain information on the operation of the SEC's Public Reference Room by calling the SEC at 1-800-SEC-0330. We will be an electronic filer and the SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC which may be viewed at http://www.sec.gov/.

LEGAL PROCEEDINGS

To the best of our knowledge, during the past five years, none of the following occurred with respect to a present or former director or executive officer of the Company: (1) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (2) any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (3) being subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of any competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; and (4) being found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the commodities futures trading commission to have violated a Federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

SUBMISSION OF MATTERS TO VOTE OF SECURITY HOLDERS

There were no submissions of matters to security holders in the third quarter of 2009, except for the matter by written consent herein. Our Board of Directors voted in favor of the matters herein.

MARKET FOR COMMON EQUITY, RELATED STOCKHOLDER MATTERS AND SMALL BUSINESS ISSUER PURCHASES OF EQUITY SECURITIES

Our common shares are currently quoted on the Over the Counter Bulletin board under the symbol of RYEQ.OB. Our stock was listed for trading in August, 2009. The bid was $0.41 and the ask was $1.01 at that time. No subsequent trading has occurred.

Holders

We have approximately 28 record holders of our common stock as of September 25, 2009.

Dividend Policy

We have never paid any cash dividends on our common shares, and we do not anticipate that we will pay any dividends with respect to those securities in the foreseeable future. Our current business plan is to retain any future earnings to finance the expansion development of our business.

Equity Compensation Plan Information

Stock Option Plan

The Company, at the current time, has no stock option plan or any equity compensation plans.

Recent sales of unregistered securities

On December 31, 2006, the Company issued 3,800,000 shares of common stock for $98,955 cash. The Company later issued 1,100,000 shares of common stock for $55,000 cash or $0.05 per share.

The offer and sale of all Shares of our common stock listed above were affected in reliance on the exemptions for sales of securities not involving a public offering, as set forth in Regulation S promulgated under the Securities Act.  The Investor acknowledged the following: Subscriber is not a United States Person, nor is the Subscriber acquiring the Shares directly or indirectly for the account or benefit of a United States Person.  None of the funds used by the Subscriber to purchase the Units have been obtained from United States Persons. For purposes of this Agreement, "United States Person" within the meaning of U.S. tax laws, means a citizen or resident of the United States, any former U.S. citizen subject to Section 877 of the Internal Revenue Code, any corporation, or partnership organized or existing under the laws of the United States of America or any state, jurisdiction, territory or possession thereof and any estate or trust the income of which is subject to U.S. federal income tax irrespective of its source, and within the meaning of U.S. securities laws, as defined in Rule 902(o) of Regulation S, means:

(i) any natural person resident in the United States; (ii) any partnership or corporation organized or incorporated under the laws of the United States; (iii) any estate of which any executor or administrator is a U.S. person; (iv) any trust of which any trustee is a U.S. person; (v) any agency or branch of a foreign entity located in the United States; (vi) any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person; (vii) any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and (viii) any partnership or corporation if organized under the laws of any foreign jurisdiction, and formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a)) who are not natural persons, estates or trusts.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION OR PLAN OF OPERATION

Management's Discussion and Analysis contains various "forward looking statements" within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, regarding future events or the future financial performance of the Company that involve risks and uncertainties. Certain statements included in this Form 10-Q, including, without limitation, statements related to anticipated cash flow sources and uses, and words including but not limited to "anticipates", "believes", "plans", "expects", "future" and similar statements or expressions, identify forward looking statements. Any forward-looking statements herein are subject to certain risks and uncertainties in the Company's business, including but not limited to, reliance on key customers and competition in its markets, market demand, product performance, technological developments, maintenance of relationships with key suppliers, difficulties of hiring or retaining key personnel and any changes in current accounting rules, all of which may be beyond the control of the Company. The Company adopted at management's discretion, the most conservative recognition of revenue based on the most astringent guidelines of the SEC in terms of recognition of software licenses and recurring revenue. Management will elect additional changes to revenue recognition to comply with the most conservative SEC recognition on a forward going accrual basis as the model is replicated with other similar markets (i.e. SBDC). The Company's actual results could differ materially from those anticipated in these forward-looking statements as a result of certain factors, including those set forth therein.

Forward-looking statements involve risks, uncertainties and other factors, which may cause our actual results, performance or achievements to be materially different from those expressed or implied by such forward-looking statements. Factors and risks that could affect our results and achievements and cause them to materially differ from those contained in the forward-looking statements include those identified in the section titled "Risk Factors" in the Company's Annual Report on Form 10-K for the period ended December 31, 2008 as well as other factors that we are currently unable to identify or quantify, but that may exist in the future.

In addition, the foregoing factors may affect generally our business, results of operations and financial position. Forward-looking statements speak only as of the date the statement was made. We do not undertake and specifically decline any obligation to update any forward-looking statements.

Plan of Operations

We were incorporated in the State of Nevada on January 10, 2006. Our company is a startup and has not yet realized any revenues. Our efforts, to date, have focused primarily on the development and implementation of our business plan. No development-related expenses have been or will be paid our affiliates.

During the period from inception through June 30, 2009, we generated no revenues of and incurred a net loss of $172,711. The cumulative net loss was attributable solely to general and administrative expenses related to the costs of start-up operations.

Our officer and director believe that our cash on hand as of June 30, 2009 in the amount of zero may not be sufficient to maintain our current minimal level of operations for current calendar year and management may need to explore other alternative sources of revenue.

Since our incorporation, we have raised a total of $153,955 through private sales of our common equity.

The management of the Company has determined that the prior business plan of the Company was not feasible under the current economic circumstances. Accordingly, they have adjusted the business plan to focus on the acquisition and development of projects with substantial gold resources. Management believes the new name, Gold Holdings, will reflect the new business. The business plan intends to measure its performance by increasing its gold resources per common share and will take a long-term approach on the ownership of gold bearing properties. Our Management team believes that over time ownership of major gold deposits in geopolitically stable environments will produce a superior rate of return.

RESULTS OF OPERATIONS

Results of Operations for the three and six months ended June 30, 2009

We had zero revenues for the three and six months ended June 30, 2009.

Operating Expenses for the three and six months ended June 30, 2009.

We had operating expenses of $2,400 and $7,300 for the three and six months ended June 30, 2009, respectively. These expenses consisted of general operating expenses and professional fee incurred in connection with the day to day operation of our business and preparation and filing our periodic reports. Our operating expenses from inception through June 30, 2009 was $158,731.

On March 3, 2008, Michael Schlosser, the holder of 3,500,000 shares of common stock of the Company, representing 71.43% of the Company's issued and outstanding shares of Common Stock, sold his shares of Common Stock in a private transaction to Demitro Marianovich.

Off-Balance Sheet Arrangements

We do not have any off-balance sheet arrangements.

We do not expect to incur any significant research and development costs.

We currently do not own any significant plant or equipment that we would seek to sell in the near future.

We have not paid for expenses on behalf of our director. Additionally, we believe that this fact shall not materially change.

We do not intend to engage in a merger with, or effect an acquisition of, another company in the foreseeable future.

CRITICAL ACCOUNTING POLICIES AND ESTIMATES

The preparation of our financial statements requires us to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. A critical accounting policy is one that is both very important to the portrayal of our financial condition and results, and requires management's most difficult, subjective or complex judgments. Typically, the circumstances that make these judgments difficult, subjective and/or complex have to do with the need to make estimates about the effect of matters that are inherently uncertain.

RECENT ACCOUNTING PRONOUNCEMENTS

In June 2008, the FASB issued FASB Staff Position EITF 03-6-1, Determining Whether Instruments Granted in Share-Based Payment Transactions Are Participating Securities, ("FSP EITF 03-6-1"). FSP EITF 03-6-1 addresses whether instruments granted in share-based payment transactions are participating securities prior to vesting, and therefore need to be included in the computation of earnings per share under the two-class method as described in FASB Statement of Financial Accounting Standards No. 128, "Earnings per Share." FSP EITF 03-6-1 is effective for financial statements issued for fiscal years beginning on or after December 15, 2008 and earlier adoption is prohibited. We are not required to adopt FSP EITF 03-6-1; neither do we believe that FSP EITF 03-6-1 would have material effect on our consolidated financial position and results of operations if adopted.

In May 2008, the Financial Accounting Standards Board ("FASB") issued SFAS No. 163, "Accounting for Financial Guarantee Insurance Contracts-and interpretation of FASB Statement No. 60". SFAS No. 163 clarifies how Statement 60 applies to financial guarantee insurance contracts, including the recognition and measurement of premium revenue and claims liabilities. This statement also requires expanded disclosures about financial guarantee insurance contracts. SFAS No. 163 is effective for fiscal years beginning on or after December 15, 2008, and interim periods within those years. SFAS No. 163 has no effect on the Company's financial position, statements of operations, or cash flows at this time.

In May 2008, the Financial Accounting Standards Board ("FASB") issued SFAS No. 162, "The Hierarchy of Generally Accepted Accounting Principles". SFAS No. 162 sets forth the level of authority to a given accounting pronouncement or document by category. Where there might be conflicting guidance between two categories, the more authoritative category will prevail. SFAS No. 162 will become effective 60 days after the SEC approves the PCAOB's amendments to AU Section 411 of the AICPA Professional Standards. SFAS No. 162 has no effect on the Company's financial position, statements of operations, or cash flows at this time.

In March 2008, the Financial Accounting Standards Board, or FASB, issued SFAS No. 161, Disclosures about Derivative Instruments and Hedging Activities-an amendment of FASB Statement No. 133.  This standard requires companies to provide enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for under Statement 133 and its related interpretations, and (c) how derivative instruments and related hedged items affect an entity's financial position, financial performance, and cash flows. This Statement is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008, with early application encouraged. The Company has not yet adopted the provisions of SFAS No. 161, but does not expect it to have a material impact on its consolidated financial position, results of operations or cash flows.

In December 2007, the FASB issued SFAS No. 160, Noncontrolling Interests in Consolidated Financial Statements-an amendment of ARB No. 51.  This statement amends ARB 51 to establish accounting and reporting standards for the noncontrolling interest in a subsidiary and for the deconsolidation of a subsidiary. It clarifies that a noncontrolling interest in a subsidiary is an ownership interest in the consolidated entity that should be reported as equity in the consolidated financial statements. Before this statement was issued, limited guidance existed for reporting noncontrolling interests. As a result, considerable diversity in practice existed. So-called minority interests were reported in the consolidated statement of financial position as liabilities or in the mezzanine section between liabilities and equity. This statement improves comparability by eliminating that diversity. This statement is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008 (that is, January 1, 2009, for entities with calendar year-ends). Earlier adoption is prohibited. The effective date of this statement is the same as that of the related Statement 141 (revised 2007). The Company will adopt this Statement beginning March 1, 2009. It is not believed that this will have an impact on the Company's consolidated financial position, results of operations or cash flows.

In February 2007, the FASB, issued SFAS No. 159, The Fair Value Option for Financial Assets and Liabilities-Including an Amendment of FASB Statement No. 115.  This standard permits an entity to choose to measure many financial instruments and certain other items at fair value. This option is available to all entities. Most of the provisions in FAS 159 are elective; however, an amendment to FAS 115 Accounting for Certain Investments in Debt and Equity Securities applies to all entities with available for sale or trading securities. Some requirements apply differently to entities that do not report net income. SFAS No. 159 is effective as of the beginning of an entity's first fiscal year that begins after November 15, 2007. Early adoption is permitted as of the beginning of the previous fiscal year provided that the entity makes that choice in the first 120 days of that fiscal year and also elects to apply the provisions of SFAS No. 157 Fair Value Measurements.  The Company will adopt SFAS No. 159 beginning March 1, 2008 and is currently evaluating the potential impact the adoption of this pronouncement will have on its consolidated financial statements.

In September 2006, the FASB issued SFAS No. 157, Fair Value Measurements  This statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosures about fair value measurements. This statement applies under other accounting pronouncements that require or permit fair value measurements, the Board having previously concluded in those accounting pronouncements that fair value is the relevant measurement attribute. Accordingly, this statement does not require any new fair value measurements. However, for some entities, the application of this statement will change current practice. This statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Earlier application is encouraged, provided that the reporting entity has not yet issued financial statements for that fiscal year, including financial statements for an interim period within that fiscal year. The Company will adopt this statement March 1, 2008, and it is not believed that this will have an impact on the Company's consolidated financial position, results of operations or cash flows.

We have not entered into any off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources and would be considered material to investors. Certain officers and directors of the Company have provided personal guarantees to our various lenders as required for the extension of credit to the Company.

ACCOUNTING POLICIES SUBJECT TO ESTIMATION AND JUDGMENT

Management's Discussion and Analysis of Financial Condition and Results of Operations are based upon our financial statements, which have been prepared in accordance with accounting principles generally accepted in the United States. When preparing our financial statements, we make estimates and judgments that affect the reported amounts on our balance sheets and income statements, and our related disclosure about contingent assets and liabilities. We continually evaluate our estimates, including those related to revenue, allowance for doubtful accounts, reserves for income taxes, and litigation. We base our estimates on historical experience and on various other assumptions, which we believe to be reasonable in order to form the basis for making judgments about the carrying values of assets and liabilities that are not readily ascertained from other sources. Actual results may deviate from these estimates if alternative assumptions or condition are used.

Additional Information

We file reports and other materials with the Securities and Exchange Commission. These documents may be inspected and copied at the Securities and Exchange Commission, Judiciary Plaza, 100 F Street, N.E., Room 1580, and Washington, D.C. 20549. You can obtain information on the operation of the Public Reference Room by calling the Commission at 1-800-SEC-0330. You can also get copies of documents that the Company files with the Commission through the Commission's Internet site at www.sec.gov.

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

We do not hold any derivative instruments and do not engage in any hedging activities.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of the common stock as of September 25, 2009, by (i) each person who is known by the Company to own beneficially more than 5% of the any classes of outstanding Stock, (ii) each director of the Company, (iii) each officer and (iv) all directors and executive officers of the Company as a group.

The number and percentage of shares beneficially owned is determined in accordance with Rule 13d-3 and 13d-5 of the Exchange Act, and the information is not necessarily indicative of beneficial ownership for any other purpose. We believe that each individual or entity named has sole investment and voting power with respect to the securities indicated as beneficially owned by them, subject to community property laws, where applicable, except where otherwise noted. Unless otherwise stated, the address of each person is 1984 Isaac Newton Square West, Suite 202, Reston, VA 20190.

Title Of Class	Name, Title and Address of Beneficial Owner of Shares	Amount of Beneficial Ownership	Percent of Class
			Before Offering	After Offering
Common	Demitro Marianovich, President,Secretary, Treasurer, Director	3,500,000	71.43%	71.43%
	All Directors and Officers as a group (1 person)	3,500,000	71.43%	71.43%

(1)     Based on 4,900,000 issued and outstanding shares of common stock

We are not aware of any arrangements that may result in a change of control of the Company.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

No officer, director, promoter, or affiliate of the Company has or proposes to have any direct or indirect material interest in any asset held by Royal Equine Alliance Corporation through security holdings, contracts, options, or otherwise.

Although there is no current compensation plan in existence, it is probable that the Company will adopt a plan to pay or accrue compensation to its Officers and Directors for services related to development of the company's business plan.

BOARD OF DIRECTORS AND OFFICERS

The following table sets forth certain information regarding the executive officers and directors of Royal Equine as of the date of this Prospectus:

Name and Address	Age	Position
Demitro Marianovich c/o Royal Equine Alliance Corporation 269 South Beverly Drive, Suite 1222, Beverly Hills, California 90212	41	President, Secretary, Treasurer and Director

Demitro Marianovich - President, Treasurer, Secretary, and Director - Demitro Marianovich, joined the Company on March 3, 2008. From July 2005 through December 2007, Mr. Marianovich served in various capacities in GRA Company, an car audio equipment distribution company. From June 1996 through June 2005, Mr. Marianovich served as Sales Manager and most recently as Strategic Manager for Information Computer Systems Company, an computer engineering services and network solutions provider. From January 1995 to May 1996, Mr. Marianovich was employed by IV Communications Company, a provider of computer and computer network services, as Senior Sales Manager. From 1992 through 1995 Mr. Marianovich served in various capacities in INKO Joint Stock Bank in Ukraine. Mr. Marianovich received a MS degree from the Ukrainian Agriculture Academy.

The officers and directors of the Company are involved in other business activities and may, in the future, become involved in other business opportunities. If a specific business opportunity becomes available, such persons may face a conflict in selecting between the Company and their other business interests. The Company has not formulated a policy for the resolutions of such conflicts.

Board of Directors Committees and Other Information

Royal Equine Alliance Corporation's sole director was elected by the stockholders to a term of one (1) year and serves until a successor is elected and qualified. The officers were appointed by the Board of Directors to a term of one (1) year and serve until successor(s) are duly elected and qualified, or until removed from office. The Board of Directors is not composed of any nominating, auditing or compensation committees.

The Board of Directors currently has no committees. As and when required by law, it will establish Audit Committee and a Compensation Committee. The Audit Committee will oversee the actions taken by our independent auditors and review our internal financial and accounting controls and policies. The Compensation Committee will be responsible for determining salaries, incentives and other forms of compensation for our officers, employees and consultants and will administer our incentive compensation and benefit plans, subject to full board approval.

The functions of the Audit Committee and the Compensation Committee are currently performed by the Board of Directors.

Director Compensation

Our Director is not entitled to receive compensation for services rendered to us, or for each meeting attended except for reimbursement of reasonable out-of-pocket expenses. We have not formal or informal arrangements or agreements to compensate Directors for services provided as a director of our company.

Changes in Control

We are not aware of any arrangements, which may result in a change in control of the Company.

Indemnification of Officers and Directors

As permitted by Nevada law, our Articles of Incorporation provide that we will indemnify its directors and officers against expenses and liabilities they incur to defend, settle, or satisfy any civil or criminal action brought against them on account of their being or having been Company directors or officers unless, in any such action, they are adjudged to have acted with gross negligence or willful misconduct.

Pursuant to the foregoing provisions, we have been informed that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in that Act and is, therefore, unenforceable.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth for the fiscal year ended April 30, 2009, the compensation awarded to, paid to, or earned by, our Chief Executive Officer and our Chief Technology Officer whose total compensation was zero.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
DEMITRO MARIANOVICH, President and Chief Executive Officer and Director	2008 2009	- -	- -	- -	- -	- -	- -	- -	- -
YURY MILKOV, Chief Technology Officer	2008 2009	- -	- -	- -	- -	- -	- -	- -	- -

Outstanding Equity Awards At Fiscal Year-End Table

None.

Option Exercises And Stock Vested Table

None.

PENSION BENEFITS TABLE

None.

Nonqualified Deferred Compensation Table

None.

All Other Compensation Table

None.

Perquisites Table

None.

Potential Payments Upon Termination Or Change In Control Table

None.

Long-Term Incentive Plan Awards

We do not have any long-term incentive plans that provide compensation intended to serve as incentive for performance to occur over a period longer than one fiscal year, whether such performance is measured by reference to our financial performance, our stock price, or any other measure.

AUDIT AND CERTAIN OTHER FEES PAID TO ACCOUNTANTS

The following table sets forth fees for services Chang G. Park, CPA and Moore&Associates Chartered provided during fiscal year 2008. And Fees related to services performed by Moore & Associates Chartered in 2007 were as follows:

	2008		2007
	Chang G. Park, CPA	Moore & Associates	Moore & Associates
Audit Fees (1)	1,000	4,750	2,500
Audit-Related Fees (2)	0	0	500
Tax Fees (3)	0	0	0
All Other Fees (4)	0	0	0

Total	1,000	4,750	3,000

(1)     Audit fees represent fees for professional services provided in connection with the audit of our financial statements and review of our quarterly financial statements.

(2)     During 2008, we did not incur fees for assurance services related to the audit of our financial statements and for services in connection with audits of our benefit plans, which services would be reported in this category.

(3)     Tax fees principally included tax advice, tax planning and tax return preparation.

(4)     Other fees related to registration statement reviews and comments.

Pre-Approval Policies

The Board's policy is to pre-approve all audit services and all permitted non-audit services (including the fees and terms thereof) to be provided by the Company's independent registered public accounting firm; provided, however, pre-approval requirements for non-audit services are not required if all such services (1) do not aggregate to more than five percent of total revenues paid by the Company to its accountant in the fiscal year when services are provided; (2) were not recognized as non-audit services at the time of the engagement; and (3) are promptly brought to the attention of the Board and approved prior to the completion of the audit.

The Board pre-approved all fees described above.

AMEND THE ARTICLES OF INCORPORATION TO
CHANGE OF NAME OF THE COMPANY

Our primary business plan has been modified from our objective of eventually acquiring horse racing training properties and in the short term building an income stream from horse racing operations including race horse boarding, training and racing facilities, as well as revenue generation through the direct and indirect ownership of racing horses to focus on the acquisition and development of projects with substantial gold resources. Management believes the new name, Gold Holdings, will reflect the new business. Accordingly, Our Board of Directors and the holder of the majority of the outstanding voting capital stock of the Company believe that changing our name Gold Holdings Corp. will better reflect the new primary business of the Company.

This action has been approved by the Board and the written consent of the holder of the majority of the outstanding voting capital stock of the Company.

DISSENTER'S RIGHTS OF APPRAISAL

The general corporation law of the State of Nevada does not provide for dissenter's rights of appraisal in connection with the above actions.

This action has been approved by the Board and the written consents of the holders of the majority of the outstanding voting capital stock of the Company.

ADDITIONAL INFORMATION

If you have any questions about the actions described above, you may contact counsel for the Company, Joseph I. Emas, 1224 Washington Avenue, Miami Beach, Florida 33139 (305) 531-1174.

We are subject to the informational requirements of the Securities Exchange Act of 1934 and in accordance with the requirements thereof, we file reports, proxy statements and other information with the Securities and Exchange Commission ("SEC"). Copies of these reports, proxy statements and other information can be obtained at the SEC's public reference facilities at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Additionally, these filings may be viewed at the SEC's website at http://www.sec.gov.

INFORMATION INCORPORATED BY REFERENCE

The following documents are incorporated herein by reference and are deemed to be a part hereof from the date of filing of such documents:

Annual Report on Form 10-K for the fiscal year ended December 31, 2009.

Quarterly Reports on Form 10-Q for the quarters ended March 31, 2009 and June 30, 2009.

Reports on Form 8-K.

All documents filed by the Company with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Proxy Statement and prior to the effective date of the action taken described herein, including the Annual Report on Form 10-K for the fiscal year ended December 31, 2009.

Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this proxy statement to the extent that a statement contained herein, or in any other subsequently filed document that also is, or is deemed to be, incorporated by reference herein, modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this proxy statement.

This information statement incorporates, by reference, certain documents that are not presented herein or delivered herewith. Copies of any such documents, other than exhibits to such documents which are not specifically incorporated by reference herein, are available without charge to any person, including any stockholder, to whom this proxy statement is delivered, upon written or oral request to our Secretary at our address and telephone number set forth herein.

Distribution of Information Statement

The cost of distributing this Information Statement has been borne by us and certain shareholders that consented to the action taken herein. The distribution will be made by mail.

Pursuant to the requirements of the Exchange Act of 1934, as amended, the Registrant has duly caused this Information Statement to be signed on its behalf by the undersigned hereunto authorized.

/s/  Demitro Marianovich

Demitro Marianovich
Chief Executive Officer

September 25, 2009